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[LOGO OF JOHN HANCOCK] Draft 4 - March 20, 2006          [GRAPHIC APPEARS HERE]

                       Policy Details - Variable Life

                       [ ] John Hancock Life Insurance
                           Company (U.S.A.)

                       [ ] John Hancock Variable Life
                           Insurance Company
                       (hereinafter referred to as The
                       Company)

Service Office:
200 BLOOR STREET EAST
TORONTO, ONTARIO
CANADA M4W 1E5

     .   This form is part of the Application for Life
         Insurance for the Proposed Life Insured(s).

     . Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s) and/or
         Owner(s).

Proposed Life Insured (Life One)      Proposed Life Insured (Life Two)
Name First      Middle     Last       Name First      Middle     Last

__________________________________    __________________________________

Name(s) of Owner(s)
                    __________________________________________________________

                    __________________________________________________________

Plan Name

Single Life       [ ] Majestic VUL 98             [ ] Majestic Performance VUL
                  [ ] Majestic Variable COLI      [ ] Variable MasterPlan Plus

Survivorship Life [ ] Majestic VEP 98             [ ] Majestic Performance
                                                      Survivorship VUL

Other
                  ____________________________________________________________

Amount

1. Base Sum Insured (BSI) or Base Face Amount (BFA) $______

   Additional Sum Insured (ASI) or Supplemental Face Amount (SFA) on Page 2.

Premiums

2.Frequency: [ ] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly - (Automatic
                                                          Deduction)
             [ ] Other
                        _______________________________________________________

Premium Notices and Correspondence

3. a) Send         [ ]              [ ]Life One           [ ]Life Two
   Premium         Owner(s)
   Notices to:
                   [ ] Employer's   [ ] Other: Name & Address (details below)
                       Address

                   Name

                   ____________________________________________________________
                   Street No. & Name, Apt No., City, State, Zip code

                   ____________________________________________________________

  b)Send           [ ] Same as Premium Notices (as        [ ] Other: Name &
    Correspondence     above)                                 Address
    to:                                                       (details below)
                   Name

                   ____________________________________________________________
                   Street No. & Name, Apt No., City, State, Zip code

                   ____________________________________________________________

Additional Benefits

4. a) Life Insurance Qualification Test

   [ ] Guideline Premium (GPT)              [ ] Cash Value Accumulation (CVAT)

   Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option       [ ] Option A/Option 1(Face Amount)

                                 [ ] Option B/Option 2 (Face Amount plus
                                     Account/Policy Value)

                                 [ ] Option M (Available on Majestic VUL 98
                                     and Majestic VEP 98 if CVAT Chosen) with calculation beginning in policy year ____

 NB5008US (M)                    Page 1 of 5           M Proprietary Variable
 NB5008US (05/2006)                                         Majestic Products

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Additional Sum Insured (ASI), Supplemental Face Amount (SFA) and Premium
Schedules

5. [ ] Additional Sum Insured(ASI)/Supplemental Face Amount(SFA) Check only one option below.

    a) [ ] ASI/SFA of $____

         [ ] For Life of Policy

         [ ] With Face Amount (TSI/TFA) of $____ increasing by __% or $____ Per
             Year for

         [ ] Life of Policy or __ Policy Years

    b) [ ] Customized Level or Increasing Schedule
           List by policy year or years. ASI/SFA amount may not decrease.

           Policy Year(s)                  ASI/SFA Amount
           --------------     -----------------------------------------
                 to                    $                    (1)
                 to                    $                    (2)
                 to                    $                    (3)
                 to                    $                    (4)
                 to                    $                    (5)
                 to                    $                    (6)
                 to                    $                    (7)
                 to                    $                    (8)
                 to                    $                    (9)
                 to                    $                   (10)
         (If more space is required, complete and attach form NB5064.)

6.  [ ] Planned Premium

    a) [ ] $______ annually for _____ year(s)

       [ ] Annual Increase of __%

       [ ] Additional first year Planned Premium $______

    b) [ ] Customized Schedule
       List by policy year(s).

           Policy Year(s)              Planned Premium Amount
           --------------     -----------------------------------------
                 to                    $                    (1)
                 to                    $                    (2)
                 to                    $                    (3)
                 to                    $                    (4)
                 to                    $                    (5)
                 to                    $                    (6)
                 to                    $                    (7)
                 to                    $                    (8)
                 to                    $                    (9)
                 to                    $                   (10)
         (If more space is required, complete and attach form NB5064.)

Majestic VUL 98, Majestic Variable COLI, Variable MasterPlan Plus, Majestic VEP
98

7. [ ] Living Care Benefit (for terminal illness, only available on Majestic VUL 98 )

    [ ] Enhanced Cash Value Rider

    [ ] Premium Cost Recovery for    [ ] Life of Policy    [ ] __ Policy Years

    [ ] Age 100 Waiver of Charges Rider (Not available on MVCOLI or VMPP)

    [ ] Policy Split Option Rider (Only available on Majestic VEP 98)

    [ ] Continuation of Guaranteed Minimum Death Benefit Option after
        10th Policy Year (Only available with Option A)

    [ ] Other _________________________________________________________________

Majestic Performance VUL

8.  [ ] Enhanced Surrender Value Rider        [ ] LifeCare Benefit Rider
                                                  (Please complete form
                                              NB5018.)

    [ ] Extended No Lapse Guarantee             [ ] LifeCare Benefit Max (LMAX)
        (beyond Basic Period)                       Extension Rider

      [ ] To Age ____    [ ] Period _____     [ ] Accelerated Benefit Rider

    [ ] Return of Premium Death Benefit       [ ] Other
        (with DB Option 1 only)
       Increase Rate  [ ] Yes __%   [ ] No

       Percentage of Premiums to be
       returned at death (Whole numbers
       only. Maximum 100%) __   %

Majestic Performance Survivorship VUL

9.  [ ] Enhanced Cash Value Rider

    [ ] Premium Cost Recovery for   [ ] Life of Policy   [ ] __ Policy Years

    [ ] Survivorship Four Year Level Term Rider

    [ ] Policy Split Option Rider

    [ ] Other _________________________________________________________________

 NB5008US (M)                    Page 2 of 5           M Proprietary Variable
 NB5008US (05/2006)                                         Majestic Products

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Additional Information - These questions apply to the OWNER(S) of the policy.
All questions must be answered.

10. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.

   Plan name


   ___________________________________________________________ $______

    b) Do you understand that you may need to pay premiums in addition to Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any applicable guaranteed death benefit feature have not been satisfied)? Yes No 11. Have you received a current prospectus (and any supplements) for the applicable policy? [ ] Yes [ ] No

    If Yes, date of prospectus(es)                        mmm     dd      yyyy
                                                          _______ _______ ___
    Date of supplement(s)                                 mmm     dd      yyyy
                                                          _______ _______ ___
    Date of John Hancock Trust prospectus (if applicable) mmm     dd      yyyy
                                                          _______ _______ ___
    Date of supplement                                    mmm     dd      yyyy
                                                          _______ _______ ___

12. With the above in mind, does the policy meet your insurance objectives and your anticipated financial needs? [ ] Yes [ ] No

Investor Suitability Statements

13.I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:

    (A)THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.

    (B)THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.

    (C)THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

Telephone/Allocation Change Authorization

14.I understand and agree that:

    a) Telephone transfers and allocation changes will also be subject to the conditions of the policy, the administrative requirements of The Company, and the provisions of the policy's prospectus.

    b) The Company may act on telephone instructions from the Owner or from any such person, if the policy is jointly owned. The Company, its agents, or representatives of employees who act on its behalf, will not be subject to any claim, liability, loss, expense or cost if it acted on good faith upon telephone instructions it reasonably believes to be genuine in reliance on this signed authorization. The Company will employ reasonable procedures to confirm that the instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file and providing written confirmation of tape recorded instructions.

    c) The Company, at its option alone and without prior or subsequent notice to the Owner(s), or any other person or representative of the Owner(s), may record all or part of any telephone conversation containing telephone transfer and/or allocation change instructions.

    d) All terms of authorization are binding upon the agents, heirs and assignees of the Owner(s).

    e) This Telephone/Allocation Change Authorization will be effective until such time as (a) written revocation is received by The Company's Service Office, or (b) The Company discontinues this privilege, whichever occurs first.

Please check [X] ONLY one box:

[ ] I authorize The Company to accept telephone instructions from me or any co-owner.

[ ] I authorize The Company to accept telephone instructions from me, any co-owner or our Registered Representative.
    (Registered Representatives should contact their broker/dealer for procedures regarding this authorization.)

 NB5008US (M)                    Page 3 of 5           M Proprietary Variable
 NB5008US (05/2006)                                         Majestic Products

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15.INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers.
   Total must be 100%.

Majestic VUL 98, Majestic Performance VUL, Majestic Variable COLI, Variable MasterPlan Plus, Majestic VEP98, Majestic Performance Survivorship VUL

AGGRESSIVE GROWTH PORTFOLIOS

__% Science & Technology
__% Pacific Rim
__% Health Sciences
__% Emerging Growth
__% Small Cap Growth
__% Emerging Small Company
__% Small Cap
__% Small Cap Index
__% Dynamic Growth
__% Mid Cap Stock
__% Natural Resources
__% All Cap Growth
__% Strategic Opportunities
__% Financial Services
__% International Opportunities
__% International Small Cap
__% International Equity Index B
__% Overseas Equity
__% American International
__% International Value
__% International Core

__% FIXED ACCOUNT

NOTE: Liquidity restrictions apply when allocating funds to the Fixed
Account.

GROWTH PORTFOLIOS

__% Quantitative Mid Cap
__% Mid Cap Index
__% Mid Cap Core
__% Global
__% Capital Appreciation
__% American Growth
__% U.S. Global Leaders Growth
__% Quantitative All Cap
__% All Cap Core
__% Total Stock Market Index
__% Blue Chip Growth
__% U.S. Large Cap
__% Core Equity
__% Strategic Value
__% Large Cap Value
__% Classic Value
__% Utilities
__% Real Estate Securities
__% Small Cap Opportunities
__% Small Cap Value
__% Small Company Value
__% Special Value
__% Mid Value
__% Mid Cap Value
__% Value
__% All Cap Value

M FUNDS

__% Brandes International Equity
__% Turner Core Growth
__% Frontier Capital Appreciation
__% Business Opportunity Value

OTHER PORTFOLIO

__% ______________________________

GROWTH & INCOME PORTFOLIOS

__% Growth & Income
__% 500 Index B
__% Fundamental Value
__% U.S. Core
__% Large Cap
__% Quantitative Value
__% American Growth - Income
__% Equity - Income
__% American Blue Chip Income & Growth
__% Income & Value
__% Managed
__% PIMCO VIT All Asset
__% Global Allocation

INCOME PORTFOLIOS

__% High Yield
__% U.S. High Yield Bond
__% Strategic Bond
__% Strategic Income
__% Global Bond
__% Investment Quality Bond
__% Total Return
__% American Bond
__% Real Return Bond
__% Bond Index B
__% Core Bond
__% Active Bond
__% U.S. Government Securities
__% Short Term Bond

CONSERVATIVE PORTFOLIO

__% Money Market B

LIFESTYLE PORTFOLIOS

__% Lifestyle Aggressive
__% Lifestyle Growth
__% Lifestyle Balanced
__% Lifestyle Moderate
__% Lifestyle Conservative

 NB5008US (M)                    Page 4 of 5           M Proprietary Variable
 NB5008US (05/2006)                                         Majestic Products

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Allocation of Monthly Charges

16.Please deduct the monthly charges from the following accounts (except
   Mortality and Expense Risk/Asset based Risk charges).


   Account No. __________________________    __% [ ] Check box and attach
                                                     sheet with additional
               __________________________    __%     information, if necessary.

Owner(s) Signature(s)

Signed at    City    State       This    Day of                        Year

____________________________     _______ ____________________________  ________

Signature of Witness/Registered
Representative (as Witness)              Signature of Owner

X                                        X
___________________________________      ______________________________________

                                         Signature of Owner

                                         X
                                         ______________________________________

Agent/Registered Representative Certification - All Agents/Registered Representatives sharing commissions must sign this form.

I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), and to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Agent/Registered
Representative                          Place and Date

X
_____________________________________   ______________________________________

Signature of Agent/Registered
Representative                          Place and Date

X
_____________________________________   ______________________________________

Signature of Agent/Registered
Representative                          Place and Date

X
_____________________________________   ______________________________________

Signature of Agent/Registered
Representative                          Place and Date

X
_____________________________________   ______________________________________

Signature of Agent/Registered
Representative                          Place and Date

X
_____________________________________   ______________________________________

 NB5008US (M)                    Page 5 of 5           M Proprietary Variable
 NB5008US (05/2006)                                         Majestic Products